UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 8, 2020

MGT Capital Investments, Inc.

Delaware	001-32698	13-4148725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Fayetteville Street, Suite 1110 Raleigh, North Carolina	27601	(914) 630-7430
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On December 8, 2020, MGT Capital Investments, Inc. (the “Company”), a Delaware corporation, entered into a securities purchase agreement (the “Securities Purchase Agreement”) with Bucktown Capital, LLC (the “Investor”), pursuant to which the Company issued a convertible promissory note in the original principal amount of $230,000.00 (the “Note”), which is convertible, at the option of the Investor, into shares of common stock of the Company (“Common Stock”) at a conversion price equal to 70% of the lowest price for a share of Common Stock during the ten trading days immediately preceding the applicable conversion. The Investor gave consideration of $200,000.00 for the Note. The Note bears interest at a rate of 8% per annum and will mature in twelve months. The Company may prepay all or any portion of the Outstanding Balance of the Note in cash at any time in an amount equal to 110% of the portion of the Outstanding Balance the Company elects to prepay. Upon the occurrence of an Event of Default, the Outstanding Balance shall immediately increase to 115% (in the case of a Major Default), 110% (in the case of an Unapproved Restricted Issuance Default), or 105% (in the case of any Minor Default) of the Outstanding Balance immediately prior to the occurrence of the Event of Default and the Outstanding Balance shall become immediately due and payable in cash.

Unless specifically defined herein, the capitalized terms shall have the meanings as defined in the respective documents attached herein. The foregoing terms are qualified in their entirety by the actual Securities Purchase Agreement and the Note attached herein as Exhibits 10.1 and 10.2, respectively.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Securities Purchase Agreement dated December 8, 2020.
10.2	Convertible Promissory Note in favor of Bucktown Capital, LLC dated December 8, 2020.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGT Capital Investments, Inc.

Date:	December 14, 2020	By:	/s/ Robert B. Ladd
		Name:	Robert B. Ladd
		Title:	Chief Executive Officer